                                                                  EXECUTION COPY

                                                                    EXHIBIT 99.8





                             CONTRIBUTION AGREEMENT

                                     AMONG

                              PAA MANAGEMENT, L.P.

                             PLAINS RESOURCES INC.

                                      AND

                            PLAINS ALL AMERICAN INC.

                            Dated as of June 8, 2001
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                               TABLE OF CONTENTS

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ARTICLE I. DEFINITIONS..................................................   2

 SECTION 1.01    Certain Defined Terms..................................   2

ARTICLE II. CLOSING.....................................................   6

 SECTION 2.01    Closing................................................   6
 SECTION 2.02    Deliveries at the Closing..............................   7
 SECTION 2.03    Simultaneous Deliveries................................   7
 SECTION 2.04    Sales and Transfer Taxes...............................   7

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF PARENT, PAAI.............   8

 SECTION 3.01    Organization, Authority and Qualification..............   8
 SECTION 3.02    Capitalization of the Company; Ownership of the Units..   9
 SECTION 3.03    No Conflicts...........................................  10
 SECTION 3.04    Governmental Consents and Approvals....................  10

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF BUYER.....................  11

 SECTION 4.01    Organization and Authority of Buyer....................  11
 SECTION 4.02    No Conflict............................................  11
 SECTION 4.03    Governmental Consents and Approvals....................  11
 SECTION 4.04    Investment Representations.............................  12
 SECTION 4.05    Financing..............................................  12

ARTICLE V. CONTRIBUTIONS................................................  12

 SECTION 5.01    Pre-Closing Events.....................................  12
 SECTION 5.02    Closing Events.........................................  13

ARTICLE VI. CONDITIONS TO CLOSING.......................................  13

 SECTION 6.01    Conditions to the Obligations of Each Party............  13
 SECTION 6.02    Conditions to the Obligations of Buyer.................  13
 SECTION 6.03    Conditions to the Obligations of PAAI..................  14

ARTICLE VII. TERMINATION AND WAIVER.....................................  14

 SECTION 7.01    Termination............................................  14
 SECTION 7.02    Effect of Termination..................................  15

ARTICLE VIII. GENERAL PROVISIONS........................................  15

 SECTION 8.01    Survival of Representations, Warranties and Covenants..  15
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 SECTION 8.02    Notices................................................  16
 SECTION 8.03    Entire Agreement.......................................  16
 SECTION 8.04    Headings...............................................  17
 SECTION 8.05    Separability...........................................  17
 SECTION 8.06    Assignment.............................................  17
 SECTION 8.07    Amendment..............................................  17
 SECTION 8.08    Governing Law; Forum...................................  17
 SECTION 8.09    Counterparts...........................................  17
 SECTION 8.10    Specific Performance...................................  18
 SECTION 8.11    Waiver of Jury Trial...................................  18
 SECTION 8.12    Attorney's Fees........................................  18
 SECTION 8.13    Extensions, Waivers, Etc...............................  18
 SECTION 8.14    Word Meanings..........................................  18
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

                             CONTRIBUTION AGREEMENT

     CONTRIBUTION AGREEMENT, dated as of June 8, 2001, among PAA Management, L.P., a Delaware limited partnership ("BUYER"), Plains Resources Inc., a Delaware corporation ("PARENT"), and Plains All American Inc., a Delaware corporation and wholly owned subsidiary of Parent ("PAAI").

                                   RECITALS:

     WHEREAS, prior to the Closing, PAAI desires to (a) form Plains AAP, L.P., a Delaware limited partnership ("NEWCO LP"), pursuant to the DLPA (as hereinafter defined) and pursuant to the certificate of limited partnership attached to each of the Unit Transfer and Contribution Agreements (as defined below) as Exhibit A thereto (the "NEWCO LP CERTIFICATE") and the limited partnership agreement attached to each of the Unit Transfer and Contribution Agreements (as defined below) as Exhibit B thereto (the "INITIAL NEWCO LP AGREEMENT"), (b) form Plains All American GP LLC, a Delaware limited liability company ("NEWCO GP LLC"), pursuant to the Delaware Limited Liability Company Act and pursuant to the limited liability company certificate attached to each of the Unit Transfer and Contribution Agreements (as defined below) as Exhibit C thereto (the "NEWCO GP LLC CERTIFICATE") and the limited liability company agreement attached to each of the Unit Transfer and Contribution Agreements (as defined below) as Exhibit D thereto (the "INITIAL NEWCO GP LLC AGREEMENT"), to act as the general partner of Newco LP, and (c) contribute such percentage of incentive distribution rights of Plains All American Pipeline, L.P., a Delaware limited partnership (the "Company") (the "LLC INCENTIVE DISTRIBUTION RIGHTS") equal to one percent (1%) of the aggregate fair market value of the GP Interest (as hereinafter defined), the Operating Partnerships GP Interests (as hereinafter defined) and the incentive distribution rights of the Company to Newco GP LLC, which will further contribute the LLC Incentive Distribution Rights to Newco LP and (d) contribute the GP Interest, the Operating Partnerships GP Interests and such percentage of incentive distribution rights of the Company (the "LP INCENTIVE DISTRIBUTION RIGHTS") equal to (i) one hundred percent, less (ii) the LLC Incentive Distribution Rights, to NEWCO LP as its capital contribution as Newco LP's limited partner;

     WHEREAS, PAAI, as the initial member of Newco GP LLC, the general partner of Newco LP, and as the initial limited partner of Newco LP desires at the Closing to (a) amend and restate the Initial Newco GP LLC Agreement to be as set forth in Exhibit E hereto (the "NEWCO GP LLC OPERATING AGREEMENT"), (b) to amend and restate the Initial Newco LP Agreement to be as set forth in Exhibit F hereto (the "NEWCO LP PARTNERSHIP AGREEMENT"), (c) to admit Buyer as a member of Newco GP LLC with a Percentage Interest (as defined in the Newco GP LLC Operating Agreement) of 2% of Newco GP LLC (the "BUYER NEWCO GP LLC INTEREST") in exchange for an initial capital contribution of $15,000 that will then be distributed to PAAI and (d) admit Buyer as a limited partner of Newco LP with a Partnership Percentage (as defined in the Newco LP Partnership Agreement) of 1.98% of Newco LP (the "BUYER NEWCO LP INTEREST") in exchange for an initial capital contribution of $1,485,000 that will then be distributed to PAAI;

     WHEREAS, Seller, PAAI and Parent have previously entered into Unit Transfer and Contribution Agreements (the "UNIT TRANSFER AND CONTRIBUTION AGREEMENTS") with Sable

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Investments, L.P. ("SABLE INVESTMENTS"), Sable Holdings L.P. ("SABLE HOLDINGS"),
Kafu Holdings, LLC, E-Holdings III, L.P. ("E-HOLDINGS" and, together with Sable Investments, Sable Holdings, Strome Hedgecap Fund, L.P., Mark E. Strome and John
T. Raymond, the "OTHER MEMBERS"); and

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, agreements and covenants herein, the parties hereto hereby agree as follows:

                                  ARTICLE I.

                                  DEFINITIONS

     SECTION 1.01 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

     "ACTION" means any claim, action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.

     "AFFILIATE" means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

     "AGREEMENT" or "THIS AGREEMENT" means this Agreement, dated as of June 8, 2001, among Buyer, Parent and PAAI and all amendments hereto made in accordance with the provisions of Section 8.07.

     "BUSINESS DAY" means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York.

     "BUYER" has the meaning specified in the introductory paragraph to this Agreement.

     "BUYER NEWCO GP LLC INTEREST" has the meaning specified in the recitals to this Agreement.

     "BUYER NEWCO LP INTEREST" has the meaning specified in the recitals to this Agreement.

     "CLASS B COMMON UNITS" shall mean the class B common units of the Company.

     "CLOSING" has the meaning specified in Section 2.03.

     "CLOSING DATE" has the meaning specified in Section 2.03.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended, and the Regulations promulgated thereunder.

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     "COMMON UNITS" shall mean the common units of the Company.

     "COMPANY" has the meaning specified in the recitals to this Agreement.

     "COMPANY PARTNERSHIP AGREEMENT" means the Second Amended and Restated Agreement of Limited Partnership of the Company dated as of November 23, 1998, as amended to the date of this Agreement.

     "COMPANY SEC REPORTS" means all forms, registration statements, reports, schedules, proxies or information statements and other information, statements and other documents (including exhibits and amendments thereto) required to be filed by the Company with the SEC since December 31, 1997.

     "CONTROL" (including the terms "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

     "COURT" shall mean any court, tribunal, or other judicial or arbitral panel of the United States, any foreign country, or any domestic or foreign state, and any political subdivision or agency thereof.

     "DLPA" means the Delaware Revised Uniform Limited Partnership Act.

     "DISCLOSURE LETTER" means the disclosure letter delivered by Parent, PAAI and Seller to Sable Holdings, Sable Investments, Kafu and E-Holdings on May 8, 2001.

     "E-HOLDINGS" has the meaning specified in the recitals to this Agreement.

     "ENCUMBRANCE" means any security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, any defect or imperfection in title, preferential arrangement or restriction, right to purchase, right of first refusal or other burden or encumbrance of any kind.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "GP" means the general partner of the Company.

     "GP INTEREST" means the ownership interest of the general partner in the Company (in its capacity as general partner).

     "GOVERNMENTAL AUTHORITY" means any United States federal, state, local or any foreign government, governmental, regulatory or administrative authority, agency or commission or any Court.

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     "GOVERNMENTAL ORDER" means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental
Authority.

     "INCENTIVE DISTRIBUTION RIGHTS" means those certain limited partner interests in the Company that confer on the holders thereof the right to cash distributed by the Company pursuant to Sections 6.4(a)(iv), (v) and (vi) and 6.4(b)(ii), (iii) and (iv) of the Company Partnership Agreement.

     "INITIAL NEWCO GP LLC AGREEMENT" has the meaning specified in the recitals to this Agreement.

     "INITIAL NEWCO LP AGREEMENT" has the meaning specified in the recitals to this Agreement.

     "INTRACOMPANY ARRANGEMENTS" means any transactions, arrangements, agreements, commitments or understandings solely between the Company and any wholly owned Company Subsidiaries (or Company Subsidiaries owned entirely by the Company together with the GP) or among any of them.

     "LAWS" shall mean all laws, statutes, ordinances, rulings and Regulations of the United States, any foreign country, or any domestic or foreign state, and any political subdivision or agency thereof, including all decisions of Courts having the effect of law in each such jurisdiction.

     "LIABILITIES" means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured, or determined or determinable, including, without limitation, those arising under any Law, Action or Governmental Order, and those arising under any contract or agreement.

     "LLC INCENTIVE DISTRIBUTION RIGHTS" has the meaning specified in the recitals to this Agreement.

     "LP INCENTIVE DISTRIBUTION RIGHTS" has the meaning specified in the recitals to this Agreement.

     "MATERIAL ADVERSE EFFECT" means any event, circumstance, condition, development or occurrence causing, resulting in or having (or with the passage of time likely to cause, result in or have) a material adverse effect on the financial condition, business, assets, properties or results of operations of the Company and the Company Subsidiaries taken as a whole, except to the extent such effect is attributable to the execution of this Agreement and the announcement thereof, but shall not include events, circumstances, conditions, developments or occurrences that are generally applicable to (i) the midstream segment of the oil and gas industry, (ii) the United States economy or (iii) the United States security markets.

     "MEMBER" has the meaning specified in the Newco GP LLC Operating Agreement.

     "NEWCO GP LLC" has the meaning specified in the recitals to this Agreement.

     "NEWCO GP LLC CERTIFICATE" has the meaning specified in the recitals to this Agreement.

     "NEWCO GP LLC OPERATING AGREEMENT" has the meaning specified in the recitals to this Agreement.

     "NEWCO LP" has the meaning specified in the recitals to this Agreement.

     "NEWCO LP CERTIFICATE" has the meaning specified in the recitals to this Agreement.

     "NEWCO LP PARTNERSHIP AGREEMENT" has the meaning specified in the recitals to this Agreement.

     "OPERATING PARTNERSHIPS" means Plains Marketing, L.P. and All American Pipeline, L.P.

     "OPERATING PARTNERSHIPS GP" means the general partner of each of the Operating Partnerships.

     "OPERATING PARTNERSHIPS GP INTERESTS" means, collectively, the 1.0101% ownership interest of the Operating Partnerships GP in Plains Marketing, L.P. and the .001% ownership interest of the Operating Partnerships GP in All American Pipeline, L.P.

     "OTHER MEMBERS" has the meaning specified in the recitals to this Agreement.

     "PARENT" has the meaning specified in the introductory paragraph to this Agreement.

     "PERCENTAGE INTEREST" has the meaning specified in the Newco GP LLC Operating Agreement.

     "PERSON" means any individual, partnership, corporation, limited liability company, trust, incorporated or unincorporated organization or other legal entity of any kind.

     "REGULATION" shall mean any rule or regulation of any Governmental Authority having the effect of law.

     "PAAI" has the meaning specified in the introductory paragraph to this Agreement.

     "SABLE HOLDINGS" has the meaning specified in the recitals to this Agreement.

     "SABLE INVESTMENTS" has the meaning specified in the recitals to this Agreement.

     "SEC" means the United States Securities and Exchange Commission.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "SELLER" has the meaning specified in the introductory paragraph to this Agreement.

     "SUBORDINATED UNITS" means the Subordinated Units of the Company.

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     "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of either (x) the partnership or other similar ownership interest thereof, or (y) the stock or other equity interest of such partnership, association or other business entity's general partner, managing member or similar controlling Person is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of that Person or a combination thereof.

     "TAX" or "TAXES" means any and all taxes, fees, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any government or taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains taxes; license, registration and documentation fees; and customs duties, tariffs, and similar charges.

     "TERMINATION DATE" has the meaning specified in Section 8.01(b).

     "U.S. GAAP" means United States generally accepted accounting principles and practices as in effect from time to time and applied consistently throughout the periods involved.

     "UNITS" means the Common Units, the Class B Common Units and the Subordinated Units.

     "VALUE ASSURANCE AGREEMENT" means the Value Assurance Agreement, by and between Parent and Buyer, in the form attached to each of the Other Unit Transfer and Contribution Agreements as Exhibit H.

                                  ARTICLE II.

                                    CLOSING

     SECTION 2.01 Closing. The consummation of the transactions contemplated by this Agreement (the "CLOSING") shall take place at the offices of Vinson & Elkins L.L.P., 2300 First City Tower, 1001 Fannin Street, Houston, Texas 77002, on June 8, 2001. The Closing may be postponed to such other date as the parties hereto may mutually agree. The date on which the Closing occurs is referred to in this Agreement as the "CLOSING DATE."

     SECTION 2.02  Deliveries at the Closing. At the Closing:

     (a) Parent shall deliver, or cause to be delivered, to the Buyer the following:

         (i) such other documents, instruments and certificates as Buyer may reasonably request in connection with the transactions contemplated by this Agreement.

     (b)  PAAI shall deliver, or cause to be delivered, to Buyer the following:

         (i) the Newco LP Partnership Agreement and the Newco GP LLC Operating Agreement, executed by PAAI and the Other Members;

         (ii) an executed copy of each of the Newco GP LLC Certificate, the Initial Newco GP LLC Agreement, the Newco LP Certificate and the Initial Newco LP Agreement, each as in effect as of the Closing Date;

         (iii) documents reasonably acceptable to Buyer evidencing the transfer of (A) the LLC Incentive Distribution Rights from PAAI to Newco GP LLC, (B) the LLC Incentive Distribution Rights from Newco GP LLC to Newco LP, and
     (C) the GP Interest, the Operating Partnerships GP Interests and the LP Incentive Distribution Rights from PAAI to Newco LP; and

         (iv) such other documents, instruments and certificates as the Buyer may reasonably request in connection with the transactions contemplated by this Agreement.

     (c) The Buyer, as applicable, shall deliver, or cause to be delivered, the following:

         (i) to PAAI, the Newco LP Partnership Agreement and the Newco GP LLC Operating Agreement, executed by Buyer; and

         (ii) to Newco GP LLC and Newco LP, as the case may be, Buyer's initial capital contribution under the Newco GP LLC Operating Agreement and the Newco LP Partnership Agreement for Buyer Newco GP LLC Interest, and Buyer Newco LP Interest.

     SECTION 2.03 Simultaneous Deliveries. The delivery of the documents required to be delivered at the Closing pursuant to this Agreement shall be deemed to occur simultaneously. No delivery shall be effective until each party hereto has received or waived receipt of all the documents that this Agreement entitles such party to receive.

     SECTION 2.04 Sales and Transfer Taxes. Any Taxes and any transfer, recording or similar fees and charges arising out of or in connection with the transactions contemplated by this Agreement shall be borne by Parent.

                                 ARTICLE III.

               REPRESENTATIONS AND WARRANTIES OF PARENT AND PAAI

     Except as disclosed in the Disclosure Letter or in the Company SEC Reports filed prior to the date hereof, each of Parent and PAAI, jointly and severally, hereby represent and warrant to Buyer that:

     SECTION 3.01  Organization, Authority and Qualification.

     (a) The Company is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it is currently conducted and as it is now proposed to be conducted. The Company is duly licensed or qualified as a foreign organization to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary, except for such failures to be so licensed or qualified and in good standing that would not have a Material Adverse Effect. Complete and correct copies of the Certificate of Limited Partnership and the Company Partnership Agreement, each as in effect on the date hereof, have been made available by the Company to Buyer. The Company is not in default in any respect in the performance, observation or fulfillment of any provision of its Certificate of Limited Partnership or the Company Partnership Agreement.

     (b) Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it is currently conducted and as it is now proposed to be conducted. Parent has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement by Parent, the performance by Parent of its obligations hereunder and thereunder and the consummation by Parent of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of Parent and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby or thereby. This Agreement has been duly executed and delivered by Parent, and (assuming due authorization, execution and delivery by Buyer) this Agreement constitutes a legal, valid and binding obligation of Parent enforceable against Parent in accordance with its terms.

     (c) PAAI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it is currently conducted and as it is now proposed to be conducted. PAAI has all necessary power and authority to enter into this Agreement and the Initial Newco LP Agreement, the Newco GP LLC Operating Agreement and the Newco LP Partnership Agreement, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Initial Newco GP LLC Agreement, the Initial Newco LP Agreement, the Newco GP LLC Operating Agreement and the Newco LP

Partnership Agreement by PAAI, the performance by PAAI of its obligations hereunder and thereunder and the consummation by PAAI of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of PAAI and no other corporate proceedings on the part of PAAI are necessary to authorize this Agreement or the Initial Newco GP LLC Agreement, the Initial Newco LP Agreement, the Newco GP LLC Operating Agreement or the Newco LP Partnership Agreement or the consummation of the transactions contemplated hereby or thereby. This Agreement has been, and at the Closing the Initial Newco GP LLC Agreement, the Initial Newco LP Agreement, the Newco GP LLC Operating Agreement and the Newco LP Partnership Agreement shall be, duly executed and delivered by PAAI, and (assuming due authorization, execution and delivery by Buyer) this Agreement constitutes, and the Initial Newco GP LLC Agreement, the Initial Newco LP Agreement, the Newco GP LLC Operating Agreement and Newco LP Partnership Agreement shall constitute, a legal, valid and binding obligation of PAAI enforceable against PAAI in accordance with its terms.

     (d) As of the Closing Date, Newco LP shall be a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and shall have all necessary power and authority to own, operate or lease its properties and assets owned, operated or leased by it as of the Closing Date and to carry on its business as it is then proposed to be conducted. As of the Closing Date, Newco GP LLC shall be a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and shall have all necessary power and authority to own, operate or lease its properties and assets owned, operated or leased by it as of the Closing Date and to carry on its business as it is then proposed to be conducted.

     SECTION 3.02 Capitalization of the Company; Ownership of the Units. As of the date of this Agreement, (i) 23,049,239 Common Units, (ii) 1,307,190 Class B Common Units, (iii) 10,029,619 Subordinated Units, (iv) the GP Interest, and (v) the Operating Partnerships GP Interests are issued and outstanding, all of which
(a) are duly authorized, validly issued, fully paid and nonassessable, and (b) were issued in compliance with all applicable state and federal securities laws and the Company Partnership Agreement or the Operating Partnerships Agreements (as applicable). None of the issued and outstanding Units, Incentive Distribution Rights, GP Interest or Operating Partnerships GP Interests were issued in violation of any preemptive rights. PAAI is the holder of 100% of the Incentive Distribution Rights. Except as set forth in Section 3.02 of the Disclosure Letter, or as relates to Intracompany Arrangements, there are no (i) options, warrants, convertible securities, subscriptions, stock appreciation rights, phantom equity, or other rights, agreements, arrangements or commitments of any character (including "rights plans" or "poison pills") relating to the Units, the Incentive Distribution Rights, the GP Interest or Operating Partnerships GP Interests or obligating the Company to issue, transfer or sell any Units, Incentive Distribution Rights or any other interest in, the Company,
(ii) outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any Units, the Incentive Distribution Rights, the GP Interest or any interest in any Company Subsidiary or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person or (iii) outstanding contractual obligations to register the GP Interest, any Units or instruments convertible or exchangeable into Units or Operating Partnerships GP Interests. Except as set forth in Section 3.02 of the Disclosure Letter, or as relates to Intracompany Arrangements, there are no voting trusts, voting agreements, proxies or other agreements in effect with respect to the voting or transfer of the GP Interest or Operating Partnerships GP Interests or any Units binding upon Parent, PAAI or the Company or to which Parent, PAAI or the Company is a party, except those contemplated or required by this Agreement.

     SECTION 3.03 No Conflicts. Except as disclosed in Section 3.03 of the Disclosure Letter, assuming that all consents, approvals, authorizations and other actions described in Section 3.04 have been obtained and all filings, approvals and notifications listed in Section 3.04 of the Disclosure Letter have been made or obtained, the execution, delivery and performance of this Agreement by Parent and PAAI, the Registration Rights Agreement by the Company, the Value Assurance Agreement, and the Initial Newco GP LLC Agreement, Initial Newco LP Agreement, Newco GP LLC Operating Agreement and Newco LP Partnership Agreement by PAAI, do not and will not (a) violate or conflict with or result in a breach of any provision of the Certificate of Incorporation or Bylaws or similar organizational documents (including the Company Partnership Agreement) of Parent, PAAI, the Company or any Company Subsidiary, (b) violate or conflict with any Law or Governmental Order applicable to Parent, PAAI, the Company or any Company Subsidiary or any of their respective assets and properties, or violate any rule or regulation of the New York Stock Exchange or the American Stock Exchange, or (c) conflict with, result in any violation or breach of or constitute a default (or an event which, with the giving of notice or lapse of time, or both, would become a default) under, require any notice or consent under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in any loss of any benefit, the triggering of any payment by, or the increase in any other obligation of, Parent, PAAI, the Company or any Company Subsidiary or the creation of any Encumbrance on any assets or properties of Parent, PAAI, the Company or any Company Subsidiary pursuant to any material contract, license, permit, franchise or other instrument or arrangement to which Parent, PAAI, the Company or any Company Subsidiary is a party or by which any of them, or any of such assets or properties is bound or affected, except for, in the case of clauses (b) and (c), such conflicts, violations, breaches, defaults or other occurrences which would not (i) have a Material Adverse Effect, (ii) impair, in any material respect, the ability of Parent, PAAI and Seller to perform their obligations under this Agreement or (iii) prevent or materially delay the consummation of any of the transactions contemplated hereby.

     SECTION 3.04 Governmental Consents and Approvals. Except as disclosed in
Section 3.06 of the Disclosure Letter, the execution, delivery and performance of this Agreement by Parent and PAAI and the Initial Newco GP LLC Agreement, Initial Newco LP Agreement, Newco GP LLC Operating Agreement and Newco LP Partnership Agreement by PAAI, do not and will not require any consent, waiver, approval, authorization or other order of, action by, filing with or notification to, any Governmental Authority, except (a) the requirements of the Securities Act, the Exchange Act, state securities or blue sky laws, the New York Stock Exchange and the American Stock Exchange, and (b) any other consent, approval, authorization, filing or notice the failure of which to make or obtain would not (i) have a Material Adverse Effect, (ii) impair, in any material respect, the ability of Parent and PAAI to perform its obligations under this Agreement, or (iii) prevent or materially delay the consummation of any of the transactions contemplated hereby.

                                  ARTICLE IV.

                    REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer hereby represents and warrants jointly and severally, to Parent, PAAI and Seller as follows:

     SECTION 4.01 Organization and Authority of Buyer. Buyer is a limited partnership duly organized, validly existing and in good standing under the laws of Delaware, and has all necessary power and authority to carry on its business as it is currently conducted. Buyer has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Buyer, the performance by Buyer of its obligations hereunder and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Buyer and no other proceedings on the part of Buyer are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Buyer, and (assuming due authorization, execution and delivery by Parent and PAAI) this Agreement constitutes a legal, valid and binding obligation of Buyer enforceable against it in accordance with its terms.

     SECTION 4.02 No Conflict. Assuming the making and obtaining of all filings, notifications, consents, approvals, authorizations and other actions referred to in Section 4.03, except as may result from any facts or circumstances relating solely to Parent and PAAI, the execution, delivery and performance of this Agreement by Buyer does not and will not (a) violate, conflict with or result in the breach of any provision of the organizational documents of Buyer, (b) conflict with or violate any Law or Governmental Order applicable to Buyer or by which any property or asset of it is bound or (c) conflict with, result in any breach of or constitute a default (or an event which, with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment or cancellation of, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or obligation to which Buyer is a party or by which any of such assets or properties are bound or affected, except for, in the case of clauses (b) and (c), conflicts, violations, breaches or defaults which would not prevent or materially delay the consummation of the transactions contemplated hereby.

     SECTION 4.03 Governmental Consents and Approvals. Except for (a) applicable requirements, if any, of the Exchange Act, and (b) as would not prevent or materially delay the consummation of the transactions contemplated hereby, Buyer is not required to submit any notice, report or other filing with any Governmental Authority, in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby. No waiver, consent, approval or authorization of any Governmental Authority is required to be obtained or made by Buyer in connection with their execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, except where the failure to obtain such waivers, consents, approvals or authorizations would not prevent or materially delay the consummation of the transactions contemplated hereby.

     SECTION 4.04  Investment Representations.

     (a) Buyer understands that the Incentive Distribution Rights, the Buyer Newco GP LLC Interest and the Buyer Newco LP Interest have not been registered under the Securities Act or the securities laws of any state and that the Buyer Newco GP LLC Interest and the Buyer Newco LP Interest cannot be resold unless they are subsequently registered under the Securities Act or applicable securities laws of any state, or an exemption from registration is available.

     (b) Buyer is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act.

     (c) Buyer has had an opportunity to ask questions and receive answers from PAAI and the Company regarding the terms and conditions of the acquisition of the Buyer Newco GP LLC Interest, the Buyer Newco LP Interest and the business, properties, prospects and financial condition of the Company.

     (d) Buyer is acquiring the Buyer Newco GP LLC Interest, and the Buyer Newco LP Interest to be purchased by it under this Agreement for its own account, for its own investment and not with a view to the distribution thereof within the meaning of the Securities Act.

     SECTION 4.05 Financing. At the Closing Date, Buyer will have funds available to it sufficient to consummate the transactions contemplated hereby.

                                  ARTICLE V.

                                 CONTRIBUTIONS

     SECTION 5.01 Pre-Closing Events. Prior to the Closing, PAAI shall (i) form Newco LP pursuant to the DLPA, the Newco LP Certificate, and the Initial Newco LP Agreement, (ii) form Newco GP LLC pursuant to the Delaware Limited Liability Company Act, the Newco GP LLC Certificate and the Initial Newco GP LLC Agreement, to act as the general partner of Newco LP, (iii) contribute the LLC Incentive Distribution Rights to Newco GP LLC, which shall promptly contribute the LLC Incentive Distribution Rights to Newco LP, and (iv) contribute the GP Interest, the Operating Partnerships GP Interests, and the LP Incentive Distribution Rights to Newco LP as its capital contribution as Newco LP's limited partner.

     SECTION 5.02  Closing Events.

     (a) At the Closing, PAAI shall (i) amend and restate the Initial Newco GP LLC Agreement to be as set forth in the Newco GP LLC Operating Agreement, (ii) amend and restate the Initial Newco LP Agreement to be as set forth in the Newco LP Partnership Agreement, (iii) cause the admission of Buyer as a member of Newco GP LLC with the Buyer Newco GP LLC Interest in exchange for an initial capital contribution of $15,000 by Buyer that shall then be distributed to PAAI, and (iv) cause the admission of Buyer as a limited partner of Newco LP with the Buyer Newco LP Interest in exchange for an initial capital contribution of $1,485,000 by Buyer that shall then be distributed to PAAI

     (b) At the Closing, each of PAAI and Buyer shall execute and deliver the Newco LP Partnership Agreement and the Newco GP LLC Operating Agreement.

                                  ARTICLE VI.

                             CONDITIONS TO CLOSING

     SECTION 6.01 Conditions to the Obligations of Each Party. The obligations of Parent, PAAI, Seller, and Buyer to consummate the transactions contemplated hereby are subject to the satisfaction or waiver, in whole or in part (where permissible by applicable law), at or prior to the Closing, of each of the following conditions:

     (a) no Governmental Authority or court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law or Governmental Order which is then in effect making the consummation of the transactions contemplated hereby illegal or otherwise prohibiting the consummation of the transactions contemplated hereby; and

     (b) the Pre-Closing Events specified in Section 5.01 and the Closing Events specified in Section 5.02 shall have occurred.

     SECTION 6.02 Conditions to the Obligations of Buyer. The obligations of the Buyer to consummate the transactions contemplated hereby are subject to the satisfaction of the following additional conditions, unless waived by the Buyer in writing:

     (a) (i) The representations and warranties of Parent and PAAI set forth in this Agreement, when read without any exception or qualification as to materiality or reference to Material Adverse Effect, shall be true and correct as of the date of this Agreement and as of the Closing (except as to any such representation and warranty which speaks as of a specific date, which shall be true and correct as of such date) except where the failure to be so true and correct would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect; and (ii) Parent and PAAI shall have performed all other obligations and complied with all other agreements and covenants of Parent and PAAI to be performed or complied with by them under this Agreement prior to the Closing in each case in all material respects.

     (b) Parent and PAAI shall have obtained all approvals and consents necessary or required for the consummation of the transactions contemplated by this Agreement, except for those approvals and consents the failure of which to obtain would not have a Material Adverse Effect.

     (c) Buyer shall have received the agreements referred to in Sections 2.02
(a) and (b) executed by all parties thereto (except the Buyer).

     SECTION 6.03 Conditions to the Obligations of PAAI The obligations of PAAI to consummate the transactions contemplated hereby are subject to the satisfaction of the following additional conditions, unless waived by Parent and PAAI in writing:

     (a) The representations and warranties of Buyer set forth in this Agreement, when read without any exception or qualification as to materiality, shall be true and correct as of the date of this Agreement and as of the Closing (except as to any such representation and warranty which speaks as of a specific date, which shall be true and correct as of such date) except where the failure to be so true and correct would (x) not prevent or materially delay the consummation of the transactions contemplated hereby or (y) have a material adverse effect on the Company's ability to conduct its business after the Closing; and (ii) Buyer shall have performed all obligations and complied with all agreements and covenants of Buyer to be performed or complied with by it under this Agreement prior to the Closing in each case in all material respects.

     (b) Parent and PAAI shall have received the agreements referred to in
Section 2.02 (c) executed by all parties thereto (except Parent and PAAI).

                                 ARTICLE VII.

                            TERMINATION AND WAIVER

     SECTION 7.01 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the
Closing:

     (a)  by the mutual written consent of Parent, PAAI and Buyer;

     (b) by either Parent, PAAI or Buyer if the Closing shall not have occurred on or before July 6, 2001 (the "TERMINATION DATE"), provided that the party seeking to terminate this Agreement pursuant to this Section 7.01(b) shall not have breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the failure to consummate the transactions contemplated hereby on or before the Termination Date;

     (c) by Parent, if (i) there has been a breach by Buyer of any representation or warranty of Buyer contained in this Agreement which would reasonably be expected to have a Material Adverse Effect on the Company's ability to conduct its business after the Closing and which by its nature or timing cannot be cured prior to the Termination Date, or prevent or delay the consummation of the transactions contemplated hereby beyond the date specified in Section 7.01(b), or (ii) there has been a breach of any of the covenants or agreements set forth in this Agreement on the part of Buyer, which would reasonably be expected to have a Material Adverse Effect on the Company's ability to conduct its business after the Closing and which by its nature or timing cannot be cured prior to the Termination Date, or prevent or delay the consummation of the transactions contemplated hereby beyond the date specified in Section 7.01(b), provided, that Parent may not terminate this Agreement pursuant to this Section 7.01(c) if Parent, PAAI or Seller shall be in material breach of any of their representations, warranties, covenants or agreements hereunder;

     (d) by either Parent and PAAI or Buyer if any Governmental Authority or court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law or Governmental Order making the consummation of the transactions contemplated hereby illegal or otherwise prohibiting the transactions contemplated thereby and such Governmental Order shall have become final and nonappealable, provided that the party seeking to terminate this Agreement shall have used its reasonable best efforts to remove or lift such Governmental Order; or

     (e) by Buyer, if (i) there has been a breach by Parent or PAAI of any representation or warranty of Parent and PAAI contained in this Agreement which would reasonably be expected to have a Material Adverse Effect and which by its nature or timing cannot be cured prior to the

Termination Date, or prevent or delay the consummation of the transactions contemplated hereby beyond the date specified in Section 7.01(b), or (ii) there has been a breach of any of the covenants or agreements set forth in this Agreement on the part of Parent or PAAI, which could reasonably be expected to have a Material Adverse Effect and which by its nature or timing cannot be cured prior to the Termination Date or prevent or delay the consummation of the transactions contemplated hereby beyond the date specified in Section 7.01(b), provided, that Buyer may not terminate this Agreement pursuant to this Section 7.01(e) if Buyer shall be in material breach of any of their representations, warranties, covenants or agreements hereunder.

     The party desiring to terminate this Agreement pursuant to Section 7.01(a) through (e) shall give written notice of such termination to the other party in accordance with Section 8.02.

     SECTION 7.02 Effect of Termination. In the event of termination of the Agreement pursuant to this Article VIII, all obligations of the parties shall terminate, except the obligations of the parties pursuant to this Section 7.02.

                                 ARTICLE VIII.

                              GENERAL PROVISIONS

     SECTION 8.01  Survival of Representations, Warranties and Covenants.

     (a) The representations and warranties of the parties contained in this Agreement shall not survive the Closing Date.

     (b) The covenants and agreements of the parties to be performed after the Closing Date contained in this Agreement shall survive the Closing Date.

     SECTION 8.02 Notices. All notices or communications hereunder shall be in writing (including facsimile or similar writing) addressed as follows:

     (a)  To Parent or PAAI:

               Plains Resources Inc.
               500 Dallas Street, Suite 700
               Houston, TX  77002
               Telecopy:  (713) 654-1523
               Attention:  Tim Stephens

               with a copy to:

               Fried, Frank, Harris, Shriver & Jacobson
               One New York Plaza
               New York, NY  10004
               Telecopy:  (212) 859-4000
               Attention:  Jean E. Hanson

     (b)  To Buyer:

               PAA Management, L.P.
               333 Clay Street, Suite 2900
               Houston, Texas  77002
               Telecopy:  (713) 646-4572
               Attention:  Greg L. Armstrong

               with a copy to:

               PAA Management LLC
               333 Clay Street, Suite 2900
               Houston, Texas  77002
               Telecopy:  (713) 646-4572
               Attention:  Tim Moore

Any such notice or communication shall be deemed given (i) when made, if made by hand delivery, and upon confirmation of receipt, if made by facsimile, (ii) one Business Day after being deposited with a next day courier, postage prepaid, or
(iii) three Business Days after being sent certified or registered mail, return receipt requested, postage prepaid, in each case addressed as above (or to such other address as such party may designate in writing from time to time).

     SECTION 8.03 Entire Agreement. This Agreement, the Value Assurance Agreement and the confidentiality obligations under the Confidentiality Agreement represent the entire agreement of the parties with respect to the subject matter hereof and shall supersede any and all previous contracts, arrangements or understandings between the parties hereto with respect to the subject matter hereof.

     SECTION 8.04 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 8.05 Separability. If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof which shall remain in full force and effect.

     SECTION 8.06 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by operation of law or otherwise without the prior written consent of the parties hereto, which consent may be granted or withheld in the sole discretion of the parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     SECTION 8.07 Amendment. This Agreement may not be amended or modified except (a) by an instrument in writing signed by each of, or on behalf of each of, the parties or (b) by a waiver in accordance with Section 8.13. This Agreement may be amended or supplemented in writing by the parties hereto with respect to any of the terms contained in this Agreement.

     SECTION 8.08 Governing Law; Forum. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts executed in and to be performed in that state and without regard to any applicable conflicts of law. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in any Texas state or federal Court located in Houston, Texas. In connection with the foregoing, each of the parties to this Agreement irrevocably (a) consents to submit itself to the personal jurisdiction of the state and federal Courts of competent jurisdiction located in Houston, Texas, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such Court, and (c) hereby consents to service of process pursuant to the notice provisions set forth in Section 8.02.

     SECTION 8.09 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

     SECTION 8.10 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

     SECTION 8.11 Waiver of Jury Trial. Each of the parties hereto irrevocably and unconditionally waives all right to trial by jury in any action, proceeding or counterclaim (whether based in contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the parties hereto in the negotiation, administration, performance and enforcement thereof.

     SECTION 8.12 Attorney's Fees. If any action at law or equity, including an action for declaratory relief, is brought to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees and expenses from the other party, which fees and expenses shall be in addition to any other relief which may be awarded.

     SECTION 8.13 Extensions, Waivers, Etc. At any time prior to the Closing, either party may:

     (a) extend the time for the performance of any of the obligations or act of the other party;

     (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto; or

     (c) waive compliance with any of the agreements or conditions of the other party contained herein.

     Notwithstanding the foregoing, no failure or delay by Parent, PAAI, or Buyer in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

     SECTION 8.14 Word Meanings. The words such as "herein", "hereinafter", "hereof" and "hereunder" refer to this Agreement as a whole and not merely a subdivision in which such words appear unless the context otherwise requires. The singular shall include the plural, and vice-versa, unless the context otherwise requires. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." When verbs are used as nouns, the nouns correspond to such verbs and vice-versa. The worlds "material" and "materiality" shall have a correlative meaning to Material Adverse Effect.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                              PLAINS RESOURCES INC.

                              By:   /s/ JAMES C. FLORES
                                 ------------------------------------------
                                 Name:  James C. Flores
                                      -------------------------------------
                                 Title: Chairman and Chief Executive Officer
                                       -------------------------------------


                              PLAINS ALL AMERICAN INC.

                              By:   /s/ GREG L. ARMSTRONG
                                 ------------------------------------------
                                 Name:  Greg L. Armstrong
                                      -------------------------------------
                                 Title: Chief Executive Officer
                                       ------------------------------------



                              PAA MANAGEMENT, L.P.

                              By: PAA Management LLC,
                                  its general partner

                              By:   /s/  GREG L. ARMSTRONG
                                 ------------------------------------
                                 Name:   Greg L. Armstrong
                                 Title:  Managing Member